SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): January 20, 2000

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States       		333-59845-01 	 	   36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated January 20, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date January 20, 2000.
		     Principal		Interest	  Ending Balance
Cede & Co.	$ 8,003,180.05       $ 2,700,355.37 	$ 458,561,307.07


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated January 20, 2000
Statement to Certificateholders (Page 1 of 2)

Distribution Date:						1/20/00

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed				5.400711
	Investor Certificate Interest Shortfall Distributed			0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall		0.000000

	Managed Amortization Period ? (Yes=1; No=0)				1
	Investors Certificate Principal Distributed				16.006360
	  Principal Distribution Amount						14.593008
	     Maximum Principal Payment						38.799610
	     Alternative Principal Payment					14.593008
	     Principal Collections less Additional Balances			14.593008
	  Investor Loss Amount Distributed to Investors				0.254830
	  Accelerated Principal Distribution Amount				1.158523
	  Credit Enhancement Draw Amount					0.00

	Total Amount Distributed to Certificateholders (P & I)			21.407071

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance				"466,564,487.12 "
	Ending Investor Certificate Balance				"458,561,307.07 "
	Beginning Invested Amount					"472,512,680.22 "
	Ending Invested Amount						"465,088,761.43 "
	Investor Certificateholder Floating Allocation Percentage	97.8876%
	Pool Factor							0.9171226
	Liquidation Loss Amount for Liquidated Loans			"130,164.50 "
	Unreimbursed Liquidation Loss Amount				0.00

C.	POOL INFORMATION

	Beginning Pool Balance						"482,709,545.38 "
	Ending Pool Balance						"475,282,876.96 "
	Servicing Fee							"201,128.98 "

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate					6.721250%
	LIBOR Rate							6.461250%
	Maximum Rate							8.651666%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts					94
	   Trust Balances					"2,149,666.00 "
	Delinquent 60-89 days
	    No. of Accounts					19
	   Trust Balances					"440,017.00 "
	Delinquent 90+ days
	    No. of Accounts					16
	   Trust Balances					"340,211.00 "
	Delinquent 9+ Months
	    No. of Accounts					0
	   Trust Balances					0.00
	REO
	    No. of Accounts					0
	   Trust Balances					0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						01/20/00

	"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 14th day of January, 2000"

	Bank One, N.A.      as Servicer

	       _/s/Tracie Klein______________

	       Tracie Klein
	       First Vice President

	Distribution List:

            Keith Richardson - Bank One, N.A.




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By  _/s/Keith Richardson______________________________________
Name:	Keith Richardson
Dated September 12, 2000